    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2000
                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                                 GENE LOGIC INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                         8731                        06-1411336
        (State or other jurisdiction        (Primary Standard               (I.R.S. Employer
      of incorporation or organization)         Industrial               Identification Number)
                                           Classification Code
                                                 Number)

                                 ---------------
                             708 QUINCE ORCHARD ROAD
                          GAITHERSBURG, MARYLAND 20878
                                 (301) 987-1700
               (Address, including zip code and telephone number,
                      including area code, of Registrant's
                          principal executive offices)
                                 ---------------
                         MICHAEL J. BRENNAN, M.D., PH.D.
                             CHIEF EXECUTIVE OFFICER
                                 GENE LOGIC INC.
                             708 QUINCE ORCHARD ROAD
                          GAITHERSBURG, MARYLAND 20878
                                 (301) 987-1700
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)
                                 ---------------

                                   COPIES TO:


       D. BRADLEY PECK, ESQ.                         FRODE JENSEN, ESQ.
    CHRISTOPHER J. KEARNS, ESQ.                     ROBERT J. RAWN, ESQ.
        JANE K. ADAMS, ESQ.                 WINTHROP, STIMSON, PUTNAM & ROBERTS
         COOLEY GODWARD LLP                           FINANCIAL CENTRE
  4365 EXECUTIVE DRIVE, SUITE 1100                  695 EAST MAIN STREET
        SAN DIEGO, CA 92121                   STAMFORD, CONNECTICUT 06904-6760
           (858) 550-6000                              (203) 348-2300


                                 ---------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    As soon as possible after this Registration Statement becomes effective.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (File No.
333-94559)

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                 ---------------

                         CALCULATION OF REGISTRATION FEE


=============================================================================================================
                                                                           PROPOSED
                                                            PROPOSED       MAXIMUM
                                                            MAXIMUM       AGGREGATE
           TITLE OF EACH CLASS OF              AMOUNT TO    OFFERING       OFFERING          AMOUNT OF
         SECURITIES TO BE REGISTERED         BE REGISTERED PER SHARE(1)     PRICE      PRICE REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per share       805,000 shares    $56.00     $45,080,000         $11,902
-------------------------------------------------------------------------------------------------------------

        (1) The proposed maximum offering price per share is based on the proposed offering price for the shares of the Company's Common Stock offered hereby.

================================================================================

             INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                          FORM S-3 (FILE NO. 333-94559)

        Gene Logic Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3, as amended (File No. 333-94559), declared effective January 26, 2000 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated therein.

                                  CERTIFICATION

        The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account as soon as practicable (but no later than the close of business on January 27, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on January 27, 2000.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Gaithersburg, State of Maryland, on January 26, 2000.

                                   GENE LOGIC INC.


                                   By:      /s/ MICHAEL J. BRENNAN
                                      ---------------------------------------
                                            Michael J. Brennan, M.D., Ph.D.
                                                Chief Executive Officer


           SIGNATURE                          TITLE                          DATE
    /s/ MICHAEL J. BRENNAN        Chief Executive Officer and          January 26, 2000
-----------------------------     Director (Principal Executive
Michael J. Brennan, M.D., Ph.D.   Officer)

   /s/ PHILIP L. ROHRER, JR.      Chief Financial Officer              January 26, 2000
-----------------------------     (Principal Financial and
Philip L. Rohrer, Jr.             Accounting Officer)

      /s/ ALAN G. WALTON          Chairman of the Board of             January 26, 2000
-----------------------------     Directors
Alan G. Walton, Ph.D., D.Sc.

        /s/ JULES BLAKE           Director                             January 26, 2000
-----------------------------
Jules Blake, Ph.D.

    /s/ CHARLES L. DIMMLER        Director                             January 26, 2000
-----------------------------
Charles L. Dimmler III

     /s/ G. ANTHONY GORRY         Director                             January 26, 2000
-----------------------------
G. Anthony Gorry, Ph.D.

     /s/ JEFFREY SOLLENDER        Director                             January 26, 2000
-----------------------------
Jeffrey Sollender

                                  EXHIBIT INDEX


  EXHIBIT
   NUMBER                                      DESCRIPTION OF DOCUMENT
  -------                                      -----------------------
      5.1                   Opinion of Cooley Godward LLP.
     23.1                   Consent of Arthur Andersen LLP, Independent Auditors
     23.2                   Consent of Cooley Godward LLP. Reference is made to
                            Exhibit 5.1.